UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

BRIGHTSPHERE Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

BrightSphere Investment Group plc (the “Company”) does not expect to hold an annual general meeting within 30 days of the anniversary of the Company's 2018 annual general meeting (the “2018 AGM”). The 2018 AGM was held on June 19, 2018. As previously announced, the Board of Directors of the Company has decided to restructure the corporate group (collectively, the “BrightSphere Group”) to change the jurisdiction of incorporation of the holding company of the BrightSphere Group from the United Kingdom to Delaware (the “Redomestication”). The Redomestication shall be subject to the approval of the Company’s shareholders. BrightSphere Investment Group Inc., a Delaware corporation (“BrightSphere-Delaware”), has filed a registration statement on Form S-4 containing a preliminary proxy statement of the Company for such shareholder approval and a preliminary prospectus of BrightSphere-Delaware to register the shares of common stock of BrightSphere-Delaware to be issued to holders of ordinary shares of the Company in the Redomestication.with the Securities and Exchange Commission (the “SEC”). Following the declaration of effectiveness of the registration statement, the Company will mail a definitive proxy statement/prospectus relating to the proposed Redomestication to the Company’s shareholders for their consideration at special court and general meetings of shareholders (the “Special Meetings”), which meetings are expected to occur in the second quarter of 2019.

In view of the scheduling of the Special Meetings, the Company believes it will be a more efficient use of resources and in the best interests of its shareholders for the 2019 annual general meeting to be conducted by BrightSphere-Delaware following the Redomestication. Accordingly, BrightSphere-Delaware intends to announce the date of the annual shareholder meeting as promptly as practicable following the completion of the Redomestication and to announce the deadline for shareholder proposals for consideration at such annual shareholder meeting at such time.

Important Information About the Proposed Redomestication and Where to Find It

When available, the Company and BrightSphere-Delaware will mail a definitive proxy statement/prospectus relating to the proposed Redomestication to the Company’s shareholders. The Company’s shareholders are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Redomestication, as these materials will contain important information about the Company, BrightSphere-Delaware and the Redomestication. Shareholders may also obtain copies of the preliminary proxy statement/prospectus and, when available, the definitive proxy statement/prospectus and other documents filed with the SEC without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: BrightSphere Investment Group plc, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom, Attention: Company Secretary.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed Redomestication. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to BrightSphere Investment Group plc, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom, Attention: Company Secretary. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Redomestication when available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	April 5, 2019	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ Suren Rana
		Name:	Suren Rana
		Title:	Chief Financial Officer